Exhibit 99.1

HNR Acquisition Corp Announces

Special Meeting of Shareholders

to Approve Business Combination Adjourned until November 13, 2023

HOUSTON, TX / November 3, 2023 / HNR Acquisition Corp (NYSE American: HNRA) (the “Company” or “HNRA”) a special purpose acquisition company filed a definitive proxy statement with respect to a special meeting of its stockholders to be held on Monday, October 30, 2023 at 1:30 p.m. eastern (the “Special Meeting”) to vote on, among other things, a proposal to adopt and approve that certain Amended and Restated Membership Interest Purchase Agreement dated August 28, 2023, and the transactions contemplated thereby (the “Business Combination”).

The Company opened the Special Meeting and only considered the proposal for adjournment. The Special Meeting was then adjourned. The Company has determined to reconvene the Special Meeting via a live web cast on Monday, November 13, 2023 at 10:00 a.m. eastern. Only holders of record of shares of the SPAC Company’s common stock at the close of business on October 10, 2023 (the record date), are entitled to vote.

Based upon the preliminary reports that have been provided to HNRA, the holders of an aggregate of 4,480,725 public shares of HNRA’s common stock have submitted requests that their public shares be redeemed in connection with the Special Meeting, with these redemptions only taking effect upon the closing of the Business Combination. Shareholders will have the right to exercise their right to redemption until 5:00 p.m. eastern on November 9, 2023 (the second business day prior to the Special Meeting).

About HNR Acquisition Corp

HNRA is a blank check company (otherwise known as a special purpose acquisition company or SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

For more information on HNRA, the acquisition and the transaction, please visit the Company website: https://www.hnra-nyse.com/

Forward-Looking Statements

This press release includes "forward-looking statements" that involve risks and uncertainties that could cause actual results to differ materially from what is expected, including the funding of the Trust Account to further extend the period for the Company to consummate an initial business combination, if needed. Words such as "expects," "believes," "anticipates," "intends," "estimates," "seeks," "may," "might," "plan," "possible," "should" and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect the Company's management's current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. Important factors - including the availability of funds, the results of financing efforts and the risks relating to our business - that could cause actual results to differ materially from the Company's expectations are disclosed in the Company's documents filed from time to time on EDGAR (see www.edgar-online.com) and with the Securities and Exchange Commission (see www.sec.gov). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. In addition, please refer to the Risk Factors section of the Company's Form 10-K as filed with the SEC on March 31, 2023 and the Risk Factors section of the definitive proxy statement filed on Schedule 14A on October 13, 2023 for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Investor Relations

Michael J. Porter, President

PORTER, LEVAY & ROSE, INC.

mike@plrinvest.com